SUN CAPITAL ADVISERS TRUST

SC BlackRock Inflation Protected Bond Fund

Supplement dated March 10, 2010

To the Statement of Additional Information dated May 1, 2009

Effective immediately, the following sections of the Statement of Additional Information, dated May 1, 2009, relating to SC BlackRock Inflation Protected Bond Fund (the “Fund”) are hereby revised as indicated:

a)  Beginning on page 44 under the heading “Portfolio Managers,” the references made to Adam Bowman as portfolio manager of the Fund are hereby deleted in their entirety.

b)  In the section entitled “Other Accounts Managed by Portfolio Managers – BlackRock Financial Management, Inc.” beginning on page 50, the table as of December 31, 2008 relating to other accounts managed by BlackRock is hereby replaced in its entirety by the following:

Manager	Total # of Accounts	Total Assets Under Management (in billions)
Stuart Spodek
Other Registered Investment Companies	22	$ 8.13
Other Pooled Vehicles	18	$ 5.4
Other Accounts	223	$ 80.27
Brian Weinstein
Other Registered Investment Companies	5	$ 1.63
Other Pooled Vehicles	12	$ 3.83
Other Accounts	188	$ 63.57

c)  In the section entitled “Performance Fees – BlackRock” on pages 50-51, the performance fee table is hereby replaced in its entirety by the following:

Manager	Total # of Performance-based Fee Accounts	Total Assets Under Management (in billions)
Stuart Spodek
Other Registered Investment Companies	0	_
Other Pooled Vehicles	3	$ 1.38
Other Accounts	18	$ 6.01
Brian Weinstein
Other Registered Investment Companies	0	_
Other Pooled Vehicles	0	_
Other Accounts	8	$ 4.93

d)  In the section entitled “Discretionary Incentive Compensation” on page 51, the reference to Adam Bowman is hereby deleted in its entirety.